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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 10, 2009


                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-13839                  06-1123096
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405 (Address of principal executive offices, including zip code)

                                 (203) 488-6056
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

STOCKHOLDER APPROVAL OF AMENDED 2003 EQUITY INCENTIVE PLAN

On April 20, 2009, the Compensation Committee of the board of directors of CAS Medical Systems, Inc. ("CASMED") amended the CAS Medical Systems, Inc. 2003 Equity Incentive Plan (the "Incentive Plan"), subject to stockholder approval, to increase the number of shares that can be issued under the Incentive Plan by 250,000. As previously in effect, the Incentive Plan provided for the availability of a maximum of 1,000,000 shares of CASMED common stock, with a maximum of 250,000 shares available for delivery with respect to awards of restricted stock and restricted stock units. The Incentive Plan, was amended, subject to stockholder approval, increased the maximum number of shares of CASMED common stock available under the Incentive Plan by 250,000 to 1,250,000 and the maximum number of shares of common stock available for delivery with respect to awards of restricted stock and restricted stock units by 250,000 to 500,000. On June 10, 2009, at CASMED's annual meeting of stockholders, the Incentive Plan, as amended, was approved by CASMED's stockholders.

The foregoing description of the amendment to the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan, as amended, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's proxy statement for the 2009 annual meeting.

STOCKHOLDER APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

On April 3, 2009, the board of directors of CASMED adopted the CAS Medical Systems, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan is intended to be a qualified employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. Eligible employees participate in the Stock Purchase Plan through payroll deductions. Unless otherwise determined by the Compensation Committee, two six-month offering periods shall commence in each calendar year on January 1st and July 1st, beginning July 1, 2009. For each offering period, the last business day of the term of the offering period shall be the date of exercise (the "Purchase Date") unless the Compensation Committee otherwise determines. For each offering, the purchase price per share of stock will be the average of the high and low price of CASMED common stock on the Nasdaq Global Market or any other established stock exchange on which the common stock is traded on the Purchase Date, less a 5% discount. The maximum number of shares of CASMED common stock that may be available under the Stock Purchase Plan is 150,000 shares. On June 10, 2009, at CASMED's annual meeting of stockholders, the Stock Purchase Plan was approved by CASMED's stockholders.

The foregoing description of the Stock Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Plan, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's proxy statement for the 2009 annual meeting.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CAS MEDICAL SYSTEMS, INC.


Date: June 11, 2009                       By: /s/ Jeffery A. Baird
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                                              Jeffery A. Baird
                                              Chief Financial Officer







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